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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 27, 2000



                           WESTERN DIGITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



            Delaware                   001-08703                95-264-7125
(State or Other Jurisdiction of       (Commission              (IRS Employer
         Incorporation)               File Number)           Identification No.)



        8105 Irvine Center Drive
           Irvine, California                                      92618
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (949) 932-5000


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

        On April 27, 2000, Western Digital Corporation issued a press release announcing its third quarter results and reporting revenues of $516.6 million and a net loss before nonrecurring items of $22.6 million, or $.17 per share for its third quarter ended March 31, 2000.

        Attached hereto as Exhibit 99.1 is the copy of the April 27, 2000, press release which is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit           Description
-------           -----------
99.1              Press Release dated April 27, 2000, announcing Western Digital
                  Corporation's third quarter results and reporting revenues of
                  $516.6 million and a net loss before nonrecurring items of
                  $22.6 million, or $.17 per share for its third quarter ended
                  March 31, 2000.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Date: May 4, 2000
                                            WESTERN DIGITAL CORPORATION


                                            By: /s/ Michael A. Cornelius
                                               ---------------------------------
                                               Michael A. Cornelius
                                               Vice President, Law and
                                               Administration and Secretary